UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
  ________________

  FORM 8-K
 _________________

  CURRENT REPORT

       Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  July 24, 2007

Burlington Northern Santa Fe Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11535                                                                                             41-1804964
(Commission File Number)                                                                                          (I.R.S. Employer Identification No.)

  2650 Lou Menk Drive
  Fort Worth, Texas 76131
       (Address of principal executive offices)  (Zip Code)

(800) 795-2673
       (Registrant's telephone number, including area code)

(Not Applicable)
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02	Results of Operations and Financial Condition

On July 24, 2007, Burlington Northern Santa Fe Corporation issued a press release announcing its second quarter 2007 operating results. The press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01                 Financial Statements and Exhibits

(d)	Exhibits

See Exhibits index included herewith.

                                                                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BURLINGTON NORTHERN SANTA FE CORPORATION

Date: July 24, 2007                                                      By:    /s/ Thomas N. Hund
                                  Thomas N. Hund
                                   Executive Vice President and
                                   Chief Financial Officer

                                                  BURLINGTON NORTHERN SANTA FE CORPORATION

               INDEX OF EXHIBITS

Exhibit
Number                 Description

99.1	Burlington Northern Santa Fe Corporation press release dated July 24, 2007.